UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 30, 2004
                        (Date of earliest event reported)


                            AIMSI TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


              UTAH                       0-30685              87-0305395
         (State or other            (Commission File         (IRS Employer
   Jurisdiction of incorporation         Number)          Identification No.)


                      702 South Illinois Avenue, Suite 203
                              Oak Ridge, TN  37830
                    (Address of principal executive offices)


                                 (713) 271-2118
               Registrant's telephone number, including area code


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ITEM  7.01.   REGULATION  FD  DISCLOSURE

     On December 30, 2004, we issued a press release clarifying recent news regarding product development and distribution. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number          Description
--------------          -----------

99.1                    Press  Release




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AIMSI TECHNOLOGIES, INC.

Date:  December 31, 2004
                                        By: /s/ Reginald Hall
                                        ----------------------------------------
                                        Reginald Hall
                                        Chief Executive Officer and Chairman


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